Investment in Securities (Summary of Investment in Securities) (Detail) - JPY (¥) ¥ in Millions		Mar. 31, 2022	Mar. 31, 2021
Equity securities	[1]	¥ 560,643	¥ 540,082
Trading debt securities		2,503	2,654
Available-for-sale debt securities		2,174,891	2,003,917
Held-to-maturity debt securities		114,312	113,790
Total		¥ 2,852,349	¥ 2,660,443

[1]	The amount of assets under management of variable annuity and variable life insurance contracts included in equity securities were ¥249,830 million and ¥185,115 million as of March 31, 2021 and 2022, respectively. The amount of investment funds that are accounted for under the equity method included in equity securities were ¥82,420 million and ¥ 90,650 million as of March 31, 2021 and 2022, respectively. The amount of investment funds and others elected the fair value option included in equity securities were ¥4,940 million and ¥11,709 million as of March 31, 2021 and 2022, respectively.